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                                                                    Exhibit 10.8


                    ADDENDUM TO LEASE BETWEEN WALNUT BRIDGE
                      ASSOCIATES & ATX TELECOMMUNICATIONS

     On this first day of July, 1995, it is hereby agreed that all rental payments due from ATX to Walnut Bridge Associates shall herein after be made directly to University City Housing Associates (UCHA) and the proceeds of all such payments shall be applied to reduction of principal loans owed on behalf of Walnut Bridge Associates to UCHA. ATX is hereby instructed to make its rental payments as per this addendum. It is further agreed that all other terms of the lease dated January 2, 1993 excepting only the party to received the rental payment are to remain in full force and effect.

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

/s/            MICHAEL KARP                                 /s/            MICHAEL KARP
------------------------------------------------------      ------------------------------------------------------
Michael Karp, General Partner of WBA                               Michael Karp, General Partner of UCHA

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